UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 22, 2026
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 22, 2026, The PNC Financial Services Group, Inc. 2026 Omnibus Equity Incentive Plan (the “Plan”) was approved by the shareholders of The PNC Financial Services Group, Inc. (the “Corporation”) at the annual meeting of the Corporation’s shareholders held on that date. The 2026 Plan was previously approved by the board of directors of the Corporation (the “Board”) on March 5, 2026, subject to shareholder approval.

The Plan authorizes certain incentive compensation awards to be granted to employees of the Corporation and its subsidiaries (including the executive officers of the Corporation), non-employee directors, consultants and other service providers, on the terms and subject to the conditions of the Plan. The types of awards that may be granted under the Plan include incentive stock options, non-statutory stock options, share appreciation rights, share units, restricted share units, share awards, restricted shares, performance awards, other share-based awards (including dividend equivalents), and cash-denominated awards. The Plan committee shall determine the individuals to whom awards are granted under the Plan and shall establish the type, size, and other terms of awards granted under the Plan, including applicable performance criteria and restrictions on awards. The “Plan committee” means, for purposes of awards to employees, the Human Resources Committee of the Board or its delegate; and for purposes of awards to non-employee directors, the Nominating and Governance Committee of the Board or its delegate.

The total number of shares of common stock of the Corporation that are authorized for issuance pursuant to awards under the Plan is 28,000,000 shares, plus the number of shares that remain authorized but not issued under the 2016 Incentive Award Plan, which is the Corporation’s predecessor equity incentive plan, as of April 22, 2026.

A detailed summary of the Plan appears on pages 117-126 of the Corporation’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 11, 2026, and is incorporated herein by reference. Such summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.34 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting of the shareholders of the Corporation was held on April 22, 2026 for the purpose of considering and acting upon the following matters:

(1) The election of the 13 director nominees named in the Corporation’s proxy statement to serve until the next annual meeting and until their successors are elected and qualified;

(2) The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2026;

(3) An advisory vote to approve the compensation of the Corporation’s named executive officers; and

(4) The approval of The PNC Financial Services Group, Inc. 2026 Omnibus Equity Incentive Plan.

The final voting results for each proposal, based on the report of the judge of election for the annual meeting, are provided below.

(1) The 13 director nominees named in the Corporation’s proxy statement were elected.

Nominee	For	%	Against	%	Abstain	Broker Non-Votes
Joseph Alvarado	316,507,381	99.36%	2,033,765	0.64%	1,964,914	36,699,490
Debra A. Cafaro	309,260,555	97.04%	9,426,573	2.96%	1,818,932	36,699,490
Marjorie Rodgers Cheshire	313,098,404	98.46%	4,902,466	1.54%	2,505,190	36,699,490
Douglas A. Dachille	317,227,656	99.59%	1,321,503	0.41%	1,956,901	36,699,490
William S. Demchak	301,171,542	95.55%	14,014,957	4.45%	5,319,561	36,699,490
Andrew T. Feldstein	299,808,888	94.30%	18,107,252	5.70%	2,589,920	36,699,490
Richard J. Harshman	313,769,569	98.50%	4,779,799	1.50%	1,956,692	36,699,490
Daniel R. Hesse	313,256,408	98.48%	4,848,487	1.52%	2,401,165	36,699,490

Renu Khator	315,064,510	98.94%	3,364,320	1.06%	2,077,230	36,699,490
Linda R. Medler	317,550,327	99.64%	1,154,068	0.36%	1,801,665	36,699,490
Robert A. Niblock	315,691,881	99.11%	2,848,904	0.89%	1,965,275	36,699,490
Martin Pfinsgraff	317,167,974	99.57%	1,374,893	0.43%	1,963,193	36,699,490
Bryan S. Salesky	317,222,720	99.58%	1,347,235	0.42%	1,936,105	36,699,490

(2) The Audit Committee’s selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2026 was ratified.

For	%	Against	%	Abstain	Broker Non-Votes
348,673,852	98.17%	6,491,169	1.83%	2,040,529	0

(3) The compensation of the Corporation’s named executive officers was approved on an advisory basis.

For	%	Against	%	Abstain	Broker Non-Votes
297,376,861	93.56%	20,469,427	6.44%	2,659,772	36,699,490

(4) The PNC Financial Services Group, Inc. 2026 Omnibus Equity Incentive Plan was approved.

For	%	Against	%	Abstain	Broker Non-Votes
307,379,237	96.64%	10,693,136	3.36%	2,433,687	36,699,490

With respect to all of the preceding matters, the holders of the Corporation’s common stock and voting preferred stock as of January 30, 2026, the record date for the annual meeting, were entitled to cast up to 403,516,196 votes in the aggregate, voting together as a single class. The table below sets forth the number of shares of each class or series of stock entitled to vote at the annual meeting, the number of votes per share and the aggregate voting power of each such class or series.

Title of Class or Series	Number of Shares Entitled to Vote	Votes Per Share	Aggregate Voting Power (Number of Votes)
Common Stock	403,512,812	1	403,512,812
$1.80 Cumulative Convertible Preferred Stock - Series B*	423	8	3,384
* Each share is entitled to cast a number of votes equal to the number of full shares of common stock into which such voting preferred stock is convertible at the applicable time.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description	Method of Filing

10.34	The PNC Financial Services Group, Inc. 2026 Omnibus Equity Incentive Plan	Filed herewith
104	The cover page of this Current Report on Form 8-K, formatted as an inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	April 24, 2026	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller